UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)            July 30, 2007
                                                      --------------------------

                           CastlePoint Holdings, Ltd.
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             (Exact name of registrant as specified in its charter)

         Bermuda                       001-33374                       n/a
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 (State or other jurisdiction    Commission File Number:         (IRS Employer
      of incorporation)                                      Identification No.)

    Victoria Hall, 11 Victoria Street, Hamilton Bermuda            HM 11
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          (Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code          (441) 294-6409
                                                       -------------------------

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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure

On August 1, CastlePoint Holdings, Ltd. issued a press release reporting on the results of the shareholder votes at its annual Meeting of Shareholders held in Hamilton, Bermuda on July 30, 2007. A copy of the press release is attached hereto.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1 Press release titled "CastlePoint Holdings, Ltd. Holds Annual Meeting of Shareholders; Announces Results of Shareholder's Votes" dated August 1, 2007.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized




                                     CastlePoint Holdings, Ltd.
                               ------------------------------------------

Date:  August 1, 2007
       -----------------
                                     /s/ Roger A. Brown
                                     Secretary
                               ------------------------------------------


                                  Exhibit index

99.1     Press release dated August 1, 2007